EXHIBIT 10.13
                          PATENT DEVELOPMENT AGREEMENT


THIS AGREEMENT executed as of January 14, 2002.

AMONG:

     DRAGON PHARMACEUTICALS INC., a company organized and existing under the Laws of the State of Florida, the United States of America, having a principal place of business at 1200 - 543 Granville Street, Vancouver, B.C., V6C 1X8

     ("Dragon")

AND:

     LONGBIN LIU, of 1528 Errigal Place, West Vancouver, B.C., V7S 3H1

     ("Liu")

AND:

     NOVAGEN HOLDING INC., of 350-655 West Kent Avenue North, Vancouver, B.C., V6P 6T7

     ("Novagen")

WHEREAS:

     (A) Dragon carries on the business of the development, production and marketing of recombinant protein medicines;

     (B)  Novagen  is  a  private   corporation  that  researches  and  develops
biotechnology-based pharmaceutical projects with the aim of patenting such projects in the United States or the rest of the world;

     (C) Liu is the controlling shareholder and sole director of Novagen and has substantial and valuable expertise relating to the research and development of recombinant protein medicines; and (D) Liu and Novagen agree to grant to Dragon the right to acquire a patent (related to the discovery of a new gene or protein) for one of their projects when Liu and Novagen file a patent application for such project.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration for the sum of $10.00 and the mutual covenants and agreements herein contained, and other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties mutually agree as follows:

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                                     PART 1

                                 INTERPRETATION

Definitions

     1.1 In this Agreement, including the recitals, except as otherwise expressly provided or unless the context otherwise requires,

     Additional Project Patent has the meaning ascribed to it inss.2.2;

     Affiliate means a company that is related to another company by virtue of the fact that the first company is, directly or indirectly, a subsidiary of the second company or both companies are, directly or indirectly, subsidiaries of the same company or each company is, directly or indirectly, controlled by the same person or company;

     Business means the business of researching, developing and patenting biotechnology based pharmaceutical projects.

     Business Day means a day that is not a Saturday or a Sunday or a British Columbia provincial, Canadian federal, Florida state, United States federal holiday or Hong Kong holiday;

     Confidential Information means all information (including, without limitation, trade secrets, know-how, specifications, analyses, formulae, drawings, data, reports, patterns, devices, plans, processes, or compilations) and any other documentation, whether written, graphic or stored electronically or magnetically, belonging to either Party or any of its Affiliates, including:

          (a) all proprietary information licensed to or acquired, used or developed by the party including information in respect of laboratory or research procedures and techniques, research data, chemical compositions and processes and other scientific strategies and concepts; and

          (b) all information relating to the party's business, structure, personnel, operations, financial condition, marketing, advertising and commercial strategies, customer and supplier lists, agreements and contractual records and correspondence that may not be generally known;

     Development means the research and development of biotechnology based pharmaceutical products;

     Discloser has the meaning ascribed to it in ss.5.1;

     Dragon Warrant has the meaning ascribed to it in ss.2.5;

     Governmental Authority means, as applicable, the government of Canada, the government of the United States of America, the government of a Canadian province or territory, the government of a state in the United States of America, and a ministry, department, commission, board, bureau or other agency of, or municipality, regional district or other local governing body established by, any such government, or other political subdivision thereof and includes any Person exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government;

     Indemnified Party has the meaning ascribed to it in ss.7.1;

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     Indemnifying Parties has the meaning ascribed to it in ss.7.1;

     Intellectual Property means a patent, patent application, industrial design, invention, design, trade secret, idea, work, methodology, technology, innovation, creation, concept, moral right, development drawing, research, analysis, know-how, experiment, copyright, data, formula, method, procedure, process, system or technique, including trademarks or tradenames;

     Person means an individual, corporation, body corporate, firm, limited liability company, partnership, syndicate, joint venture, society, association, trust, unincorporated organization or Governmental Authority or any trustee, executor, administrator or other legal representative;

     Project Patent has the meaning ascribed to it in ss.2.1;

     Recipient has the meaning ascribed to it in ss.5.1;

     Recipient's Agent has the meaning ascribed to it in ss.5.5;

     Selected Project Patent has the meaning ascribed to it in ss.2.11;

     SDA means the State Drug Administration of China.

Interpretation

     1.2 In this Agreement, except as expressly provided or unless the context otherwise requires,

          (a) "this Agreement" means this Patent Development Agreement, including the Schedules hereto, as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof,

          (b) the headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof,

          (c) the word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope,

          (d) all accounting terms not otherwise defined herein have the meanings assigned to them, and all calculations to be made hereunder are to be made, in accordance with United States generally accepted accounting principles applied on a consistent basis,

          (e) all references to currency mean currency of the United States of America,

          (f) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

          (g) a reference to an entity includes any successor to that entity,

          (h) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa,

          (i) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent, and

          (j) a reference to a Part is to a Part of this Agreement and the symbol ss. followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated.

     1.3 The Schedules attached hereto are incorporated in this Agreement by reference and deemed to form a part hereof.

                                     PART 2

                                 GRANT OF PATENT

Selected Project Patent

     2.1 Liu and Novagen hereby grant to Dragon for a period of three years from the date of this Agreement (the "Option Period"), the first right to select and acquire, for no additional cost other than as set out in section 2.5, one patent (a "Selected Project Patent") owned by Liu and Novagen with respect to a project that relates to the discovery of a new gene or protein (a "Project Patent").

     2.2 Liu and Novagen will provide to Dragon a copy of each patent application (a "Notice") filed in the United States during the Option Period relating to a Project Patent, along with such other information as may be reasonably requested by Dragon.

     2.3 Dragon will have 90 days from the date of receipt of a Notice to advise Liu and Novagen whether Dragon selects the Project Patent described in the Notice to be the Selected Project Patent. If Dragon does not select that Project Patent as the Selected Project Patent, such Project Patent will no longer be subject to this Agreement.

     2.4 On Dragon selecting a Selected Project Patent, Liu and Novagen will transfer to Dragon all right, title and interest in the Select Project Patent, free of any encumbrances, including all rights to any Intellectual Property related to the Selected Project Patent.

     2.5 Upon Dragon selecting a Selected Project Patent, Liu and Novagen will have no right, title or interest in or to the Intellectual Property related to the Selected Project Patent, or any part thereof, and nothing in this Agreement will be construed as an assignment or grant to Liu or Novagen of any right, title or interest in or to the Intellectual Property related to the Selected Project Patent.

     2.6 Liu and Novagen agree that upon Dragon selecting a Selected Project Patent, all Confidential Information related to the Selected Project Patent will belong to Dragon and will be subject to the provisions set forth in Part 5 of this Agreement.

     2.7 During the Option Period, Liu and Novagen will bear all development costs for the Project Patents, including the Selected Project Patent, except that upon choosing a Selected Project Patent, Dragon will reimburse Liu and Novagen for all reasonable legal costs incurred by Liu and Novagen in obtaining the patent and Dragon will bear all costs related to the Selected Project Patent thereafter.

Additional Project Patent

     2.8 If

          (a) during the Option Period Dragon does not determine that a Project Patent is suitable for selection as a Selected Project Patent, or

          (b) the patent application for the Selected Project Patent is denied,

Dragon may select an additional Project Patent (an "Additional Project Patent") of Liu and Novagen to be acquired by Dragon and the provisions of section 2.1 to
2.6 will apply to the Additional Project Patent, with the necessary changes. For clarity, Liu and Novagen will continue to bear all development costs for the Project Patents, including the Additional Project Patent, except that on the filing of a United States patent for an Additional Project Patent Dragon will reimburse Liu and Novagen for all reasonable legal costs incurred by Liu and Novagen in obtaining the patent.

     2.9 If

          (a) during the Option Period Dragon does not determine that a Project Patent is suitable for selection as an Additional Project Patent, or

          (b) the patent application for the Additional Project Patent is denied,

the provisions of section 2.6 will continue to apply as if the Additional Project Patent had not been selected.

Right of First Offer

     2.10 If during the Option Period, Liu or Novagen decides to sell their patent or patent applications to a third party, whether on a solicited or un-solicited basis, Liu or Novagen will first offer to Dragon the right to acquire such patent. Dragon will have 60 days to consider such offer and if Dragon declines to acquire such patent, Liu or Novagen may sell such patent on terms no more favourable than those offered to Dragon.

Consideration

     2.11 In consideration for the right to select and acquire the Selected Project Patent or Additional Project Patent, Dragon agrees to within 7 business days from the date of this Agreement,

          (a) pay to Liu and Novagen a total of US$500,000 divided between Liu and Novagen; and;

          (b) subject to any required regulatory approvals, issue to Liu, Novagen or their nominees warrants exercisable for 1,000,000 common shares of Dragon at a price of US$2.50 per share for a term of five years (the "Dragon Warrant").

     2.12 If Dragon does not choose a Selected Project Patent or the Selected Project Patent is not granted by the patent authority within three years of the date of this Agreement, Dragon may cancel the Dragon Warrant by giving notice to Liu or Novagen at any time after the expiration of three years from the date of this Agreement. For clarity, the US$500,000 paid pursuant to ss.2.11(a) will not be refunded if Dragon does not choose a Selected Project Patent within three years from the date of this Agreement. If no patent applications have been filed within three years from the date of this agreement Liu and Novagen agree to refund the US$500,000 within 7 business days and the Dragon Warrants will be cancelled.


                                     PART 3

                         REPRESENTATIONS AND WARRANTIES

Representations and Warranties of Novagen and Liu

     3.1 In order to induce Dragon to enter into and consummate the transactions contemplated by this Agreement, Liu and Novagen jointly and severally represent and warrant to Dragon the statements contained in Schedule A as representations and warranties that are true, accurate and complete as at the date of this Agreement (except insofar as such representations and warranties are stated to be given as of a particular date or for a particular period and relate solely to such date or period, in which case such representations and warranties are true, accurate and complete in all material respects as at that date).

Representations and Warranties of Dragon

     3.2 In order to induce Liu and Novagen to enter into and consummate the transactions contemplated by this Agreement, Dragon represents and warrants to Liu and Novagen the statements contained in Schedule B as representations and warranties that are true, accurate and complete as at the date of this Agreement (except insofar as such representations and warranties are stated to be given as of a particular date or for a particular period and relate solely to such date or period, in which case such representations and warranties are true, accurate and complete in all material respects as at that date).

                                     PART 4

                                   DELIVERIES

Deliveries of Novagen

     4.1 As soon as reasonably practicable following the date of this Agreement, Novagen will deliver or cause to be delivered to Dragon

          (a) a certified copy of a resolution of the directors of Novagen authorizing the execution, delivery and implementation of this Agreement, and of all transactions contemplated hereby and of all documents to be delivered by Novagen pursuant hereto,

          (b) a certificate of a senior officer of Novagen certifying as to the accuracy of the representations and warranties of Novagen herein as at the date of this Agreement and the fulfilment by Novagen of the covenants and agreements required to be fulfilled by it pursuant to this Agreement, and

          (c) all such other documents and instruments as counsel for Dragon may reasonably require.

     4.2 Novagen will immediately notify Dragon in writing of any actions, suits, proceedings, investigations, complaints, orders, directives or notices of defect or non-compliance by or before any court, administrative tribunal, arbitrator or Governmental Authority issued, pending or, to the knowledge of

Novagen, threatened against or affecting Novagen, the Business or the Project Patents which, if successful, could have a materially adverse effect on the Business.

Deliveries of Liu

     4.3 Liu will immediately notify Dragon in writing of any actions, suits, proceedings, investigations, complaints, orders, directives or notices of defect or non-compliance by or before any court, administrative tribunal, arbitrator or Governmental Authority issued, pending or, to the knowledge of Liu, threatened against or affecting Liu, the Business or the Project Patents which, if successful, could have a materially adverse effect on the Business.

Deliveries of Dragon

     4.4 As soon as reasonably practicable after the date of this Agreement, Dragon will deliver or cause to be delivered to Liu and Novagen.

          (a) a certified copy of resolutions of the directors of Dragon, authorizing the execution, delivery and implementation of this Agreement, and of all transactions contemplated hereby and of all documents to be delivered by Dragon pursuant hereto, and

          (b) a certificate of a senior officer of Dragon certifying as to the accuracy of the representations and warranties of Dragon herein as at the date of this Agreement and the fulfilment by Dragon of the covenants and agreements required to be fulfilled by it pursuant to this Agreement.

                                     PART 5

                                 CONFIDENTIALITY

Confidential Information

     5.1 As a result of completing the transactions contemplated by this Agreement, each party (the "Recipient") acknowledges that it may acquire or hold Confidential Information belonging to the other party (the "Discloser") (whether acquired by Discloser before the date of, or as a result of the transactions contemplated by, this Agreement).

Property

     5.2 Except as provided for in this Agreement, all Confidential Information belonging to Discloser (whether acquired by Discloser before the date of, or as a result of the transactions contemplated by, this Agreement) will remain the exclusive property of the Discloser.

     5.3 Except as expressly set out herein, nothing in this Agreement confers on Recipient any interest, licence or other right in respect of Confidential Information of the Discloser.

Fiduciary Relationship

     5.4 Recipient acknowledges that certain of the Confidential Information consists of information vital to the business and commercial prospects of

Discloser and that such information is of a special, valuable and unique nature and would not normally be disclosed to Recipient and, accordingly, Recipient will act as a fiduciary of Discloser in holding and using such Confidential Information.

Obligation of Confidentiality

     5.5 Except as provided for in this Agreement, all Confidential Information belonging to Discloser and known to or held by Recipient will be held in strict confidence and the Recipient

          (a) agrees to use such Confidential Information only for the purposes of completing the transactions contemplated by this Agreement,

          (b) will, and will ensure that each of its directors, officers, employees and agents (collectively, the "Recipient's Agents") will, hold in confidence and keep confidential the Confidential Information disclosed to them by the Discloser,

          (c) will not, and will ensure that none of the Recipient's Agents will, directly or indirectly, use or disclose any such Confidential Information except to the extent that it is strictly necessary to enable the Recipient to exercise its rights and perform its obligations under this Agreement,

          (d) will not, and will ensure that none of the Recipient's Agents will, except to the extent necessary to enable the Recipient to exercise its rights or perform its obligations under this Agreement, make copies of such Confidential Information,

          (e) will, upon the request of the Discloser, return, and cause the Recipient's Agents to return, all Confidential Information and copies thereof to the Discloser, and

          (f) will, and will ensure that each of the Recipient's Agents will, maintain all such Confidential Information in a manner so as to protect the same against wrongful disclosure, misuse, espionage and theft.

Exceptions

     5.6 Nothing in this Agreement will prevent the Recipient or the Recipient's Agents from making use of or disclosing any Confidential Information

          (a) which has already become generally available to the public through no breach of this Agreement or any other obligation of the Recipient or the Recipient's Agents to the Disclosing Party,

          (b) which the Recipient can show, through written evidence, has been independently developed, without use of any Confidential Information belonging to the Discloser, by employees of the Recipient who had no access to such Confidential Information,

          (c) which the Recipient can show, through written evidence, was received by it on a non-confidential basis from a source other than the Discloser and which source, to the knowledge of Recipient, lawfully obtained such information and had the right to disclose such information, or

          (d) which is required to be disclosed pursuant to a final order or judgment of a court of competent jurisdiction and in such case the parties will cooperate with one another to seek to obtain an appropriate protective order or other reliable assurance that confidential treatment will be afforded to such Confidential Information.

Recipient will immediately notify Discloser if Recipient becomes legally compelled to disclose any Confidential Information sufficiently in advance of the date of disclosure so as to provide Discloser with a reasonable opportunity to seek an appropriate remedy to enjoin such disclosure from occurring.

Reasonable Restriction

     5.7 Each party agrees that the restrictions contained in this Part are reasonable in order to protect the respective legitimate business interests of the parties and all defences to the strict enforcement of such restrictions are hereby waived by the parties.

Injunctive Relief

     5.8 Each party acknowledges that a breach by it of any covenants contained in this Part could result in damages to the other party to this Agreement which damages could not adequately be compensated for by monetary award. Accordingly, each party agrees that in the event of any such breach by such party, in addition to all other remedies available to any other party at law or in equity, such other party will be entitled as a matter of right to apply to a court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate, to ensure compliance with the provisions of this Agreement.

Survival of Covenants

     5.9 The covenants and agreements contained in this Part will survive for a period of three years after the date of this Agreement and will be separate and distinct covenants and agreements enforceable after the termination of the remainder of this Agreement in accordance with the terms thereof, and any reference in this Agreement to termination will not influence the termination of this Part unless specifically agreed to by the parties.

                                     PART 6

                               DISPUTE RESOLUTION

Disputes

     6.1 If at any time there is a dispute among the parties with respect to any matter relating to this Agreement, any party that wishes the issue to be considered further will give notice to the others that it requires the dispute to be decided under the terms of this Agreement.

Referral to Senior Officers

     6.2 If a notice is given under ss.6.1, each party will designate a person (a "Representative") to undertake discussions for the purpose of settling the dispute. A decision reached by these Representatives and communicated in writing to the parties will be determinative of the dispute and will be binding on each party.

Arbitration

     6.3 If no decision is reached under ss.6.2 within 30 days of the dispute being sent for consideration, any party may, by notice to the other parties given at any time before a decision is rendered under ss.6.2, submit the dispute for determination by a single arbitrator acting under the Rules of the British Columbia Commercial Arbitration Centre.

     6.4 If the parties can not agree on a single arbitrator, the arbitrator will be appointed by the British Columbia International Commercial Arbitration Centre.

     6.5 The arbitration will take place in Vancouver, British Columbia and will be administered by the British Columbia International Arbitration Centre and conducted in accordance with the procedures of the Centre.

Legal Proceedings

     6.6 A legal proceeding commenced by a party to this Agreement in respect of an issue or dispute that may be arbitrated under this Agreement will be stayed until the time during which an arbitration may be initiated has expired or, if an arbitration is initiated, a decision on the arbitration is delivered or the arbitration process has otherwise ended.

Exclusions

     6.7 This Part will not apply to any action pursuant to Part 5 or any actions seeking any grant of provisional remedies, including injunctions, restraining orders and specific performance, and each party reserves its right to commence such action or seek such remedies from a court of competent jurisdiction.

                                     PART 7

                                   INDEMNITIES

Indemnity

     7.1 Subject to ss.7.2 and without prejudice to any other remedy available to a party (the "Indemnified Party") at law or in equity, the other parties (the "Indemnifying Parties") hereby agree, forthwith upon demand, to indemnify and save harmless the Indemnified Party from and against any and all costs, losses, damages, taxes or expenses suffered or incurred by the Indemnified Party in any manner arising out of, in connection with, with respect to or relating to any representation or warranty the Indemnifying Parties set forth in this Agreement, being untrue or incorrect or the failure of the Indemnifying Parties to observe or perform any of its obligations pursuant hereto, and any and all goods and services taxes, actions, suits, proceedings, demands, assessments, judgments, reasonable costs and reasonable legal and other expenses incidental thereto.

Claim Limits

     7.2 Any claim(s) underss.7.1,

          (a) must exceed $100,000 in the aggregate before any claim is made, in which event all damages or deficiencies may be claimed and not just the amount in excess of the aforementioned amount, and

          (b) must be claimed within a period of four years after the date of this Agreement.

Notification Regarding Claim

     7.3 Each party will promptly notify the others when it has determined that it has actual (and not attributed or assumed) knowledge of a state of facts which gives rise to a claim under this Part.

                                     PART 8

                               GENERAL PROVISIONS

Modifications, Approvals and Consents

     8.1 No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.

Survival of Covenants

     8.2 The covenants and agreements contained in Part 5 will survive the termination of the remainder of this Agreement and will be separate and distinct covenants and agreements enforceable after the termination of the remainder of this Agreement in accordance with the terms thereof, and any reference in this Agreement to termination will not influence the termination of such provisions unless specifically agreed to by the parties.

Further Assurances

     8.3 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

Entire Agreement

     8.4 The provisions in this Agreement and the other agreements contemplated herein constitute the entire agreement among the parties and supersede all previous expectations, understandings, communications, representations and agreements, whether verbal or written, among the parties, including, without limitation, all previous confidentiality agreements between the parties, and if there is any conflict between the terms of this Agreement and the terms of any other agreements with respect to the subject matter hereof, the provisions of this Agreement will prevail.

Notice

     8.5 Every notice, request, demand, direction or other communication (each, for the purposes of ss.8.5, ss.8.6 and ss.8.7, a "Notice") required or permitted to be given pursuant to this Agreement will be deemed to be well and sufficiently given if in writing and delivered by hand (including recognized overnight courier service) or transmitted by facsimile, in each case addressed as follows:

        (a) if to Novagen at:

                  350-655 West Kent Avenue North
                  Vancouver, B.C.
                  V6P 6T7
                  Attention:  Longbin Liu
                  Fax:  (604) 323-8187

        (b)      if to Longbin Liu at:

                  1528 Errigal Place
                  West Vancouver, B.C.
                  V7S 3H1
                  Fax:  (604) 921-4124

                  with a copy to:

                  Koffman Kalef
                  19th Floor
                  885 West Georgia Street
                  Vancouver, B.C.
                  V6C 3H4
                  Attention:  Bernard G. Poznanski
                  Fax:  (604) 891-3788

        (c)      if to Dragon at:

                  12th Floor
                  543 Granville Street
                  Vancouver, B.C.
                  V6C 2X8
                  Attention:  Chairman of the Board of Directors and CFO
                  Fax:  (604) 669-4243

                  with a copy to

                  Lang Michener
                  1500 - 1055 West Georgia Street
                  P.O. Box 11117
                  Vancouver, British Columbia
                  V6E 4N7
                  Attention:  Leo Raffin
                  Fax:  (604) 689-9111

or to such other address or transmission receiving station as is specified by the particular party by Notice to the other.

Deemed Receipt

     8.6 Any Notice delivered or sent as aforesaid will be deemed conclusively to have been effectively given and received on the day Notice was delivered or sent as aforesaid if it was delivered or sent on a day that was a Business Day or on the next day that is a Business Day if it was delivered or sent on a day that was not a Business Day.

Change of Address

     8.7 A party may at any time, by Notice to the other, change its address to some no less convenient address and will so change its address whenever its address ceases to be suitable for delivery by hand.

Enurement

     8.8 This Agreement will enure to the benefit of and be binding upon Novagen, Liu and Dragon and their respective permitted assigns.

Assignment

     8.9 Neither Liu or Novagen may assign their rights, title or interests, or any part thereof, under this Agreement, other than to an Affiliate of Novagen, except with the prior written consent of Dragon, which consent may be arbitrarily withheld. Dragon may not assign its rights, title or interests, or any part thereof, under this Agreement to any person, other than to an Affiliate of Dragon, except with the prior written consent of Liu and Novagen, which consent may be arbitrarily withheld.

Applicable Law

     8.10 This Agreement will be deemed to have been made in the Province of British Columbia and the construction, validity and performance of this Agreement will be governed in all respects by the laws prevailing in the Province of British Columbia.

Attornment

     8.11 Each party irrevocably attorns to the non-exclusive jurisdiction of the courts of British Columbia and all courts having appellate jurisdiction thereover in respect of any proceeding arising out of or relating to this Agreement.

Convenient Forum

     8.12 Notwithstanding ss.8.10 and ss.8.11, at its absolute discretion Dragon may proceed against Liu or Novagen in any court of any other jurisdiction in the world and, if required by law, may elect for this Agreement to be governed by the laws of the jurisdiction most applicable to Liu and/or Novagen in respect of the action undertaken.

Severability

     8.13 If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Counterparts

     8.14 This Agreement may be executed in any number of counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that all of the parties are not signatories to the same counterpart or facsimile.

IN WITNESS WHEREOF the above noted parties have executed this Agreement as and of the date first above written.


The Common Seal of DRAGON PHARMACEUTICALS INC.             )
was affixed in the presence of:                            )
                                                           )
                                                           )
                                                           )  C/S
-----------------------------------------------------      )
Authorized Signatory                                       )
                                                           )
-----------------------------------------------------      )
Authorized Signatory                                       )


The Common Seal of NOVAGEN HOLDING INC.                    )
was affixed in the presence of:                            )
                                                           )
                                                           )
                                                           )  C/S
-----------------------------------------------------      )
Authorized Signatory                                       )
                                                           )
-----------------------------------------------------      )
Authorized Signatory                                       )


Signed, Sealed and Delivered by LONGBIN LIU                )
in the presence of:                                        )
                                                           )
                                                           )
-----------------------------------------------------      )
Witness (Signature)                                        ) -------------------
                                                           ) LONGBIN LIU
                                                           )
-----------------------------------------------------      )
Name (please print)                                        )
                                                           )
                                                           )
-----------------------------------------------------      )
Address                                                    )
                                                           )
                                                           )
-----------------------------------------------------      )
City, Province

                                   SCHEDULE A


                    REPRESENTATIONS AND WARRANTIES OF NOVAGEN


General

     1. Novagen

     (a) is a  corporation  duly  incorporated  under  the  laws  of the  Cayman
Islands,

     (b) is duly organized, validly exists and is in good standing under the laws of its jurisdiction of incorporation,

     (c) is in good standing in each jurisdiction in which the nature of the Business conducted by it, except where the failure to do so would not have a material adverse effect on the organization, operations, affairs, business, properties, prospects or financial condition or position of the Business, and

     (d) has the corporate capacity, right and corporate power to own the Project Patents and to carry on the Business as now being conducted.

     2. Novagen has good and sufficient corporate capacity, power and authority to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations pursuant to and in accordance with the terms and conditions of this Agreement.

     3. This Agreement has been duly executed and delivered by Novagen, and constitutes a legal, valid and binding obligation of Novagen, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and except that the remedies of specific performance, injunctive relief or other equitable remedies may not be available in any particular instance.

     4. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, the completion of the transactions contemplated hereby and the performance and compliance with the terms hereof and thereof do not and will not

          (a) constitute or result in the breach of or default under any terms, provisions or conditions of or conflict with, violate or cause any acceleration, termination or cancellation in or with respect to

               (i) any constating documents, charter documents or by-laws of Novagen or any resolution of directors or shareholders of Novagen,

               (ii) any indenture, mortgage, deed of trust, agreement, contract, lease, franchise, certificate, consent (whether written or oral), permit, license, authority, registration or other instrument or commitment which is required or desirable for the conduct in the usual and ordinary course of the operation of the Business, and

               (iii) any law, judgment, decree, order, injunction, rule, statute or regulation of any court, arbitrator or Governmental Authority to which the Business or Novagen is subject, or

          (b) result in any fees, duties, taxes, assessments or other amounts relating to any of the Project Patents becoming due or payable, other than sales, use, transfer and similar taxes payable by Novagen in connection
     with  the  transactions   contemplated   hereby.

     5. No written or oral authorization, approval, order, license, permit or certificate with any Governmental Authority, court or arbitrator, and no registration, declaration or filing by Novagen with any such Governmental Authority, court or arbitrator, is required in order for Novagen to

          (a) incur the obligations expressed to be incurred by Novagen in or pursuant to this Agreement,

          (b) execute and deliver all other documents and instruments to be delivered by Novagen pursuant to this Agreement, and

          (c) duly perform and observe the terms and provisions of this Agreement.

Project Patents and Business

     6. As of the date of this Agreement, there are no actions, suits, proceedings, investigations, complaints, orders, directives or notices of defect or non-compliance by or before any court, administrative tribunal, arbitrator or Governmental Authority issued, pending or, to the knowledge of Novagen, threatened against or affecting Novagen, the Business or the Project Patents which, if successful, could have a materially adverse effect on the Business.


                      REPRESENTATIONS AND WARRANTIES OF LIU

General

     1. Liu

          (a) is a controlling shareholder and sole director of Novagen,

          (b) has the power and authority to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of his covenants and obligations pursuant to and in accordance with the terms and conditions of this Agreement.

     2. This Agreement has been duly executed and delivered by Liu, and constitutes a legal, valid and binding obligation of Liu, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and except that the remedies of specific performance, injunctive relief or other equitable remedies may not be available in any particular instance.

     3. No written or oral authorization, approval, order, license, permit or certificate with any Governmental Authority, court or arbitrator, and no registration, declaration or filing by Liu with any such Governmental Authority, court or arbitrator, is required in order for Liu to

          (a) incur the obligations expressed to be incurred by Liu in or pursuant to this Agreement,

          (b) execute and deliver all other documents and instruments to be delivered by Liu pursuant to this Agreement, and

          (c) duly perform and observe the terms and provisions of this Agreement.

Project Patents and Business

     4. As of the date of this Agreement, there are no actions, suits, proceedings, investigations, complaints, orders, directives or notices of defect or non-compliance by or before any court, administrative tribunal, arbitrator or Governmental Authority issued, pending or, to the knowledge of Liu, threatened against or affecting Liu, the Business or the Project Patents which, if successful, could have a materially adverse effect on the Business.

                                   SCHEDULE B


                    REPRESENTATIONS AND WARRANTIES OF DRAGON


General

     1. Dragon

          (a) is a corporation duly incorporated under the laws of the State of Florida,

          (b) is duly organized, validly exists and is in good standing under the laws of its jurisdiction of incorporation,

          (c) is in good standing in each jurisdiction in which the nature of the business conducted by it, except where the failure to do so would not have a material adverse effect on the organization, operations, affairs, business, properties, prospects or financial condition or position of the Business, and

          (d) has the corporate capacity, right and corporate power to carry on its business as now being conducted.

     2. Dragon has good and sufficient corporate capacity, power and authority to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations pursuant to and in accordance with the terms and conditions of this Agreement.

     3. This Agreement has been duly executed and delivered by Dragon, and constitutes a legal, valid and binding obligation of Dragon, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and except that the remedies of specific performance, injunctive relief or other equitable remedies may not be available in any particular instance.

     4. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, the completion of the transactions contemplated hereby and the performance and compliance with the terms hereof and thereof do not and will not

          (a) constitute or result in the breach of or default under any terms, provisions or conditions of or conflict with, violate or cause any acceleration, termination or cancellation in or with respect to

               (i) any constating documents, charter documents or by-laws of Dragon or any resolution of directors or shareholders of Dragon,

               (ii) any indenture, mortgage, deed of trust, agreement, contract, lease, certificate, consent (whether written or oral), license, authority, registration or other instrument or commitment to which Dragon is a party or under which it is bound, and

               (iii) any law, judgment, decree, order, injunction, rule, statute or regulation of any court, arbitrator or Governmental Authority to which Dragon is subject.

     5. No written or oral authorization, approval, order, license, permit or certificate with any Governmental Authority, court or arbitrator, and no registration, declaration or filing by Dragon with any such Governmental Authority, court or arbitrator, is required in order for Dragon to

          (a) incur the obligations expressed to be incurred by Dragon in or pursuant to this Agreement,

          (b) execute and deliver all other documents and instruments to be delivered by Dragon pursuant to this Agreement, and

          (c) duly perform and observe the terms and provisions of this Agreement.